SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 19, 2004

A. SCHULMAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 West Market Street Akron, Ohio		44333

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

     On October 19, 2004, A. Schulman, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended August 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit

99.1	Press release dated October 19, 2004, announcing financial results for the fiscal quarter and year ended August 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc. (Registrant)
	By:	/s/ Robert A. Stefanko
Robert A. Stefanko
Executive Vice President - Finance and Administration

Date: October 19, 2004

EXHIBIT INDEX

FURNISHED WITH
EXHIBIT		THIS
NUMBER	EXHIBIT	REPORT

99.1	Press release dated October 19, 2004, announcing financial results for the fiscal quarter and year ended August 31, 2004.	X